EXHIBIT 99.17

Green Innovations Expands Strategic Advisory Board - GNIN Adds Former Walgreens Category Manager to Advisory Team

MIAMI, Feb. 11, 2013 -- Green Innovations Ltd. (OTCQB: GNIN) (OTCBB: GNIN) ("Green Innovations" or the "Company") is pleased to announce that it has expanded its recently formed Strategic Advisory Board.

Second to join the Green Innovations Strategic Advisory Board is Mr. Mark DeFilippo, who brings with him to the Company over 20 years of Category Management experience with Walgreens, many in high profile categories, including candy, batteries, and over-the-counter products, such as cough-cold, pain and sleep remedies. Mr. DeFilippo currently serves as a sales and marketing consultant to the consumer products manufacturing and distribution sectors.

"With our planned distribution growth into major retail chains, including the drug store class, the addition of someone with intimate knowledge of drug store product procurement, marketing, merchandising, and inventory control is a very significant step toward gaining entry with these larger retailers," stated Bruce Harmon, Chief Executive Officer of Green Innovations.

"I am excited to be working with the Company as it strives to make Green Hygienics products a household name with consumers and retailers across North America," stated Mr. DeFilippo. "Expansion into the larger retail markets will be a very key component of their growth strategy going forward. With my twenty years of experience as a category manager for one of the largest drug store chains in the world, along with the approach of the Green Hygienics' management, we hope to garner the attention of the industry giants."

Mr. Harmon continued, "Mark's experience at Walgreens should provide our team with the insight and knowledge of what is needed to continue to build distribution of all Green Hygienics products at major chains across the U.S."

The Company anticipates making further complementary appointments to the Strategic Advisory Board over the next several weeks.

About Green Innovations Ltd.

Green Innovations Ltd., through its wholly-owned subsidiary Green Hygienics, Inc., is the exclusive licensed North American distributor of American Hygienics Corporation's 100% tree-free bamboo-based product line, including personal care and paper-based goods. The Company provides consumers the opportunity to enjoy high-quality and performance eco-friendly goods from dedicated experts that have been producing bamboo products for over a decade, along with the cost-benefit of local raw material manufacturing, and the satisfaction of knowing that by using these products they are doing their part to reduce their carbon footprint and to continue the movement towards a more healthy and sustainable planet.

For further information regarding Green Innovations Ltd., contact:

Green Innovations Investor Relations
(866) 947-5567 (Toll-free)
E-mail: investor@greeninnovationsltd.com
Website: www.greeninnovationsltd.com

Forward-Looking Statements

This press release contains "forward-looking statements". Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future, and specifically references to expanding distribution into major drug store retailers and sales growth potential. The reader can identify these forward-looking statements by forward-looking words such as "may," "will," "expect," "potential," "anticipate," "forecast," "believe," "estimate," "project," "plan," "continue" or similar words. The reader should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or of financial condition, or state other forward-looking information. Forward-looking statements include, but are not limited to, statements regarding potential products, customers, revenues, expansion efforts, and future plans and objectives of Green Innovations Ltd. ("Green Innovations"). The risk factors listed in our disclosure documents and the cautionary language on this website provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations and projections described by Green Innovations in its forward-looking statements. Actual results relating to, among other things, product launch, sales, customer acceptance and market share could differ materially from those currently anticipated in such statements. Factors affecting forward-looking statements include: consumer preferences, competition from more established brands, ability to develop market share; changes in the operating costs; changes in economic conditions, foreign exchange and other financial markets; changes of the interest rates on borrowings; hedging activities that Green Innovations develops or produces; changes in the investments levels; litigation; legislation; environmental, judicial, regulatory, political and competitive developments in areas in which Green Innovations operates; technological, mechanical and operational difficulties encountered in connection with Green Innovations' development activities; and labor relation matters and costs. The reader should refer to the risk disclosures set out in the periodic reports and other disclosure documents filed by Green Innovations from time to time with the Securities and Exchange Commission and other regulatory authorities.